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                                                                   Exhibit 10.27
                      ATALANTA/SOSNOFF CAPITAL CORPORATION
                               (and Subsidiaries)

                                 1996 LONG TERM
                                 INCENTIVE PLAN

I.   Purpose

     The purpose of the Atalanta/Sosnoff 1996 Long-Term Incentive Plan (the "Plan") is to attract and retain and provide incentives to employees, officers and directors and consultants of the Corporation and its subsidiaries and to thereby increase stockholder value. The Plan generally provides for the granting of stock, restricted stocks, stock options, stock appreciation rights, or other stock based awards, or any combination of the foregoing to the eligible participants.

II.  Definitions

     (a) "Award" includes, without limitation, stock options (including incentive stock options within the meaning of Section 422(b) of the Code) with or without stock appreciation rights, dividend equivalent rights, stock awards, restricted stock awards, or other awards that are valued in whole or in part by reference to, or are other wise based on, the Common Stock ("other Common Stock-based Awards"), all on a stand alone, combination or tandem basis, as described in or granted under this Plan.

     (b) "Award Agreement" means a written agreement setting forth the terms and conditions of each Award made under this Plan.

     (c) "Board" means the Board of Directors of the Corporation.


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     (d) "Code" means the Internal Revenue Code of 1986, as amended from time to time.

     (e) "Committee" means the Compensation and Stock Option Committee of the Board or such other committee of the Board as may be designated by the Board from time to time to administer this Plan. In those instances involving Committee consideration, including approval, of transactions that involve a grant, award or acquisition from the Company under the Plan, where in order to secure the benefit of the exemption granted by Rule 16-b-3 promulgated under the Exchange Act it is required that Committee action only be taken by "Non-Employee Directors", as that term is defined under such Rule, or where in order to have compensation treated as "qualified performance-based compensation" pursuant to
Section 162(m) of the Code, Committee action may only be taken by "Outside Directors", only the Non-Employee Directors or Outside Directors, as the case may be, shall participate in such consideration or approval and all other Committee members shall not be deemed members of the Committee in such instances.

     (f) "Common Stock" means the Common Stock, par value $.O1 per share, of the Corporation.

     (g) "Corporation" means Atalanta/Sosnoff Capital Corporation, a Delaware corporation.

     (h) `Employee" means an employee of the Corporation or a Subsidiary.

     (i) "Exchange Act" means the Securities Exchange Act of 1934, as amended.

     (j) "Fair Market Value" means the closing sale price for the Common Stock as quoted on The New York Stock Exchange, Inc. on the relevant valuation date or, if there were no sales on the valuation date, on the next preceding date on which such closing sales price was recorded; provided, however, that the Committee may specify some other definition of Fair Market Value with respect to any particular Award.


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     (k) "Participant" means an Employee, officer or director who has been granted an Award under the Plan.

     (l) "Plan Year" means a twelve-month period beginning with July 1 of each year.

     (m) "Subsidiary" means any corporation or other entity, whether domestic or foreign, in which the Corporation has or obtains, directly or indirectly, a proprietary interest of more than 50% by reason of stock ownership or otherwise.


III. Eligibility

     Any Employee, officer or director of the Corporation or Subsidiary selected by the Committee is eligible to receive an Award.

IV. Plan Administration

     (a) Except as otherwise determined by the Board, the Plan shall be administered by the Committee. The Board, or the Committee to the extent determined by the Board, shall periodically make determinations with respect to the participation of Employees, officers and directors in the Plan and, except as otherwise required by law or this Plan, the grant terms of Awards, including vesting schedules, price, restriction or option period, dividend rights, post-retirement and termination rights, payment alternatives such as cash, stock, contingent awards or other means of payment,


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consistent with the purposes of this Plan, and such other terms and conditions as the Board or the Committee deems appropriate which shall be contained in an Award Agreement with respect to a Participant.

     (b) The Committee shall have authority to interpret and construe the provisions of the Plan and any Award Agreement and make determinations pursuant to any Plan provision or Award Agreement which shall be final and binding on all persons. No member of the Committee shall be liable for any action or determination made in good faith, and the members shall be entitled to indemnification and reimbursement in the manner provided in the Corporation's Certificate of Incorporation, as it may be amended from time to time.

     (c) The Committee shall have the authority at any time to provide for the conditions and circumstances under which Awards shall be forfeited.

V. Capital Stock Subject to the Provisions of this Plan

     (a) The capital stock subject to the provisions of this Plan shall be shares of authorized but unissued Common Stock and shares of Common Stock held as treasury stock. Subject to adjustment in accordance with the provisions of
Section X, and subject to Section V(c) below, the total number of shares of Common Stock available for grants of Awards shall not exceed 880,000.

     (b) Any shares ceasing to be subject to an option because of the surrender of such option in lieu of exercise shall become again available for Awards under the Plan.

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The grant of a restricted stock Award shall be deemed to be equal to the maximum number of shares which are issued under the Award. Awards payable only in cash will not reduce the number of shares available for Awards granted, under the Plan.

     (c) There shall be carried forward and be available for Awards under the Plan, in addition to shares available for grant under paragraph (a) of this
Section V, all of the following: (i) any unused portion of the limit set forth in paragraph (a) of this Section V; (ii) shares represented by Awards which are cancelled, forfeited, surrendered, terminated, paid in cash or expire unexercised; and (iii) the excess amount of variable Awards which become fixed at less than their maximum limitations.

VI. Awards Under This Plan

     As the Board or Committee may determine, the following types of Awards and other Common Stock-based Awards may be granted under this Plan on a stand alone, combination or tandem basis:

          (i) Stock option. A right to buy a specified number of shares of Common Stock at a fixed exercise price during a specified time, all as the Committee may determine; provided that the exercise price of any option shall not be less than 100% of the Fair Market Value of the Common Stock on the date of grant of the Award.

          (ii) Incentive Stock option. An Award in the form of a stock option which shall comply with the requirements of Section 422 of the Code or any successor section as it may be amended from time to time. Subject to adjustment in accordance with the provisions of Section X, the aggregate number of shares which may be subject to

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incentive stock option Awards under this Plan shall not exceed 880,000 shares, subject to Section V above. To the extent that Section 422 of the Code requires certain provisions to the set forth in a written plan, said provisions are incorporated herein by this reference.

          (iii) Stock Appreciation Right. A right contained in the grant of a stock option or incentive stock option to receive the excess of the Fair Market Value of a share of Common Stock on the date the option is surrendered over the option exercise price contained in the Award Agreement.

          (iv) Restricted Stock. A transfer of Common Stock to a Participant subject to forfeiture until such restrictions, terms and conditions as the Committee may determine are fulfilled.

          (v) Dividend or Equivalent. A right to receive dividends or their equivalent in value in Common Stock, cash or in a combination of both with respect to any new or previously existing Award.

          (vi) Stock Award. An unrestricted transfer of ownership of Common Stock which may only be made to Employees other than Employees who are officers or directors of the Corporation for purposes of Section 16 of the Exchange Act.

          (vii) Other Stock-Based Awards. Other Common Stock based Awards which are related to or serve a similar function to those Awards set forth in this Section VI.


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VII. Award Agreements

     Each Award under the Plan shall be evidenced by an Award Agreement setting forth the terms and conditions of the Award and executed by the Corporation and Participant.

VIII. Other Terms and Conditions

     (a) Assignability. Unless provided to the contrary in any Award, no Award shall be assignable or transferable except by will, by the laws of descent and distribution and during the lifetime of a Participant, the Award shall be exercisable only by such Participant.

     (b) Termination of Employment. The Committee shall determine the disposition of the grant of each Award in the event of the retirement, disability, death or other termination of a Participant's employment or other relationship with the Corporation or a Subsidiary.

     (c) Rights as a Stockholder. A Participant shall have no rights as a stockholder with respect to shares covered by an Award until the date the Participant is the holder of record. No adjustment will be made for dividends or other rights for which the record date is prior to such date.

     (d) No Obligation to Exercise. The grant of an Award shall impose no obligation upon the Participant to exercise the Award.


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     (e) Payments by Participants. The Committee may determine that Awards for which a payment is due from a Participant may be payable: (i) in U.S. dollars by personal check, bank draft or money order payable to the order of the

Corporation, by money transfers or direct account debits; (ii) through the delivery or deemed delivery based on attestation to the ownership of shares of Common Stock with a Fair Market Value equal to the total payment due from the Participant; (iii) pursuant to a broker-assisted "cashless exercise" program if established by the Corporation; (iv) by a combination of the methods described in (i) through (iii) above; or (v) by such other methods as the Committee may deem appropriate.

     (f) Withholding. Except as otherwise provided by the Committee, (i) the deduction of withholding and any other taxes required by law will be made from all amounts paid in cash and (ii) in the case of payments of Awards in shares of Common Stock, the Participant shall be required to pay the amount of any taxes required to be withheld prior to receipt of such stock, or alternatively, a number of shares the Fair Market Value of which equals the amount required to be withheld may be deducted from the payment.

     (g) Restrictions on Sale and Exercise. With respect to officers and directors for purposes of Section 16 of the Exchange Act, and if required to comply with rules promulgated thereunder, (i) no Award providing for exercise, a vesting period, a restriction period or the attainment of performance standards shall permit unrestricted ownership of Common Stock by the Participant for at least six months from the date of grant, and (ii) Common Stock acquired pursuant to this Plan (other than Common Stock


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acquired as a result of the granting of a "derivative security") may not be sold for at least six months after acquisition.

     (h) Maximum Awards. The maximum number of shares of Common Stock that may be issued to any single Participant pursuant to options under this Plan is 880,000.

IX. Termination, Modification and Amendments

     (a) The Plan may from time to time be terminated, modified or amended by the affirmative vote of the holders of a majority of the outstanding shares of Common Stock of the Corporation present or represented and entitled to vote at a duly held stockholders meeting or pursuant to a written consent of stockholders in lieu of any such meeting.

     (b) The Committee may at any time terminate the Plan or from time to time make such modifications or amendments of the Plan as it may deem advisable; provided, however, that the Committee shall not make any material amendments to the Plan without the approval of at least the affirmative vote of the holders of a majority of the outstanding shares of the Common Stock of the Corporation present or represented and entitled to vote at a duly held stockholders meeting.

     (c) No termination, modification or amendment of the Plan may adversely affect the rights conferred by an Award without the consent of the recipient thereof.


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X. Recapitalization

     The aggregate number of shares of Common Stock as to which Awards may be granted to Participants, the number of shares thereof covered by each outstanding Award and by each option award granted, and the price per share thereof in each such Award, shall all be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a subdivision or consolidation of shares or other capital adjustment, or the payment of a stock dividend or other increase or decrease in such shares, effected without receipt of consideration by the Corporation, or other change in corporate or capital structure; provided, however, that any fractional shares resulting from any such adjustment shall be eliminated. The Committee may also make the foregoing changes and any other changes, including changes in the classes of securities available, to the extent it is deemed necessary or desirable to preserve the intended benefits of the Plan for the Corporation and the Participants in the event of any other reorganization, recapitalization, merger, consolidation, spin-off, extraordinary dividend or other distribution or similar transaction and shall make such changes as it shall determine in its sole discretion are necessary, appropriate or desirable to assure that the receipt of an Award pursuant hereto shall continue to enjoin the benefits thereof upon the happening of any such transactions subject to such limitations and conditions as it shall in its sole discretion determine.


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Xl. No Right to Employment

     No person shall have any claim or right to be granted an Award and the grant of an Award shall not be construed a giving a Participant the right to be retained in the employ of the Corporation or a Subsidiary. The Corporation and each Subsidiary expressly reserve the right to dismiss a Participant free from any liability or any claim under the Plan, except as provided herein or in any Award Agreement issued hereunder.

XII. Governing Law

     To the extent that federal laws do not otherwise control, the Plan shall be construed in accordance with and governed by the laws of the State of Delaware.


XIII. Savings Clause

     This Plan is intended to comply in all aspects with applicable laws and regulations, including, with respect to those Employees who are officers or directors for purposes of Section 16 of the Exchange Act, Rule 16b-3 under the Exchange Act in case any one or more of the Provisions of this Plan shall be held invalid, illegal or unenforceable in any respect under applicable law and regulation (including Rule 16b-3), the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby and the invalid, illegal or unenforceable provision shall be deemed null and void; however, to the extent permissible by law, any provision which could be deemed null and void shall first be construed, interpreted or revised

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retroactively to permit this Plan to be construed in compliance with all applicable laws (including Rule 16b-3) so as to foster the intent of this Plan.

XIV. Effective Date and Term The effective date of this Plan is July 29, 1996, subject to its approval by the stockholders of the Corporation at the annual meeting to be held on September 12,1996. The Plan shall terminate on July 28, 2006. No awards shall be granted after the termination of the Plan.


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